Exhibit 99.1

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain information included in this presentation contains statements that are forward-looking, such as statements relating to results of operations and financial conditions and business development activities, as well as capital spending and financing sources. Such forward- looking information involves important risks and uncertainties that could significantly affect anticipated results in the future and, accordingly, such results may differ materially from those expressed in any forward-looking statements made by or on behalf of Mercer. For more information regarding these risks and uncertainties, review Mercer's filings with the Securities and Exchange Commission. Forward Looking Statements

MERCER

# Company Overview

- Mercer is the largest publicly traded NBSK[1] market pulp producer in the world
  - Operates three pulp mills with 1.38 million ADMT[2] of capacity

**Rosenthal**
(Germany)



**310,000 ADMT**

**Stendal**
(Germany)



**600,000 ADMT**

**Celgar**
(BC, Canada)



**470,000 ADMT**

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(1) NBSK = northern bleached softwood kraft.

(2) ADMT = air dried metric tonnes.

2

By Capacity Mercer is the largest publicly traded NBSK market pulp producer in the world NBSK Market Pulp Capacity By Producer

Focus on NBSK market pulp Premium grade kraft pulp that generally obtains the highest price Operate modern, world-class NBSK pulp production facilities Target profitability in all market conditions Limit ongoing capital requirements Improve efficiency and reduce production costs Focused on continuous improvements Enhance customer relationships Geographic expansion and diversification Our Strategy

Mercer is a rapidly growing company Quarterly revenue growth of over 250% over the last few years Management expects growth to continue as a result of pulp price increases, volume gains and the benefits of a global marketing initiative Financial Growth

World Class Assets 3Q05 Mercer versus other top 20 NBSK producers (includes integrated capacity) Large, modern facilities - low capital requirements, high runability State-of-the-art environmental compliance Energy - net producers 900 Technical Age, Years UPM Botnia Mercer Sodra Ilim Heinzel SCA Billerud Canfor Tembec Neenah Paper P&T SFK Pulp Catalyst Paper Weyerhaeuser Stora Enso West Fraser Domtar Bowter Weighted Average Capacity 435,000 t/a Weighted Average Technical Age 19 years Source: Jaakko Poyry Note: Bubble sizes represent market pulp productions Mill Capacity, 1,000 mt/a 0 150 300 450 600 750 0 5 10 15 20 25 30

Canadian Mill Size by Capacity - NBSK <300K 300-500K >500K Celgar 2007 000s metric tonnes/year

Continued efficiency improvement's at Mercer's modern pulp mills Focused exclusively on Pulp Divested all paper assets Acquired a further 7% interest in the Stendal Mill Total cost was 8.1 million EUR of which 6.7 million EUR was paid by note which at Mercer's election can be satisfied with common shares Strengthened management team to address our rapid growth Claes-Inge Isacson (Chief Operating Officer) David Ure (Controller) Jochen Riepl (Managing Director, Stendal) Alan Hitzroth (Mill Manager, Celgar) Appointed George Malpass to Mercer's Board of Directors Mr. Malpass was formerly the CEO and director of a British Columbia based forest company Completed the capacity expansion project at Celgar LTM Milestones

Mercer in Brief I n M illions of EUR (unless otherwise stated) LTM Ended June 30, 2007 For Year Ended 2006 For Year Ended 2005 Pulp Production 1,349,656 Admt 1,302,260 Admt 1,184,619 Admt Net Sales 644.3 624.0 452.4 Operating EBITDA 150.4 148.3 69.8 I n M illions of EUR (unless otherwise stated) June 30, 2007 December 31, 2006 December 31, 2005 Cash 48.3 69.4 82.8 Total Assets 1,303.4 1,302.5 1,393.8 Market Capitalization (in Millions of USD) 365.9 395.7 245.4 Market Cap/Admt (in USD) 293 304 207 Total Employees 1,454 1,458 1,663

NBSK pulp is a premium product Longer and stronger fibres Generally obtains highest price Primarily produced in Canada and Western Europe Over 90% of worldwide NBSK production comes from these regions Total Chemical Paper Grade Market Pulp demand in 2006 was 48.25 million tonnes, bleached softwood kraft accounted for 22.2 millions tonnes of the total and of the softwood total, NBSK accounted for 13.9 million tonnes of demand. NBSK is a large subset of global market pulp demand NBSK Characteristics Source: Pulp & Paper Products Council

NBSK pulp adds strength to a wide range of paper products Growing demand driven by technological evolution of industry NBSK demand growth driven by demand for lower basis weight papers and higher quality tissues. NBSK End Uses (2006) Source: Poyry Uncoated Mechanical (catalogs & inserts) Tissues Specialties Printing & Writing Papers Coated Mechanical (magazines)

Uncoated Mechanical (catalogs & inserts) Tissues Specialties Printing & Writing Papers Coated Mechanical (magazines) NBSK End Uses (2003 versus 2006) Substitution Discussion: Substitution has been occurring as less demanding end uses have shifted away from NBSK, this trend has been occurring for well over a decade For certain end uses, paper makers have reduced the percentage of NBSK used but when one factors in the growth of the end use segment NBSK consumption has grown on a net tonnes basis. Source: Jaakko Poyry 2003 2006

Gap between supply and demand has flattened in 2006 We had expected in 2006 the supply / demand spread to narrow to zero with the 1 million tonnes in capacity closures but swing capacity offset the closures. Based upon species mix in forests we believe capacity that has swung to NBSK can't be sustained over the long term. Limitations to fiber switching combined with continued NBSK demand growth and further capacity closures will continue to tighten fundamentals which should lead to higher prices over the long term Supply Demand Tightening Source: Pulp & Paper Products Council

Softwood selling at a premium for 20 months no sign of this differential decreasing. Evidence suggests over short term ability to substitute nearly exhausted as further reductions would impede reliability of paper machines Substitution (Western Europe) Source: Hawkins Wright

We believe the current price spread between Hardwood pulp and Softwood pulp is not changing the rate at which substitution is occurring. Conclusions: Substitution is occurring but demand for softwood continues to grow NBSK end uses are becoming more focused on end use segments that require and can pay premiums for superior NBSK properties. Supply and demand economics are driving NBSK pricing as demand approaches the practical maximum capacity threshold. Substitution Source: Pulp & Paper Products Council

Mercer is positioned to take advantage of substantial demand growth Demand growth in Eastern Europe & China higher than global average Significant investments in paper making capacity in China will increase the need for softwood imports China will account for 25% of all market pulp demand by 2020 Global Demand Growth - Market Wood Pulp (2004 to 2020) Source: Jaakko Poyry Western Europe Latin America Eastern Europe Africa Oceania Demand growth %/a North America Japan China Aver. China (incl. Hong Kong) Africa Eastern Europe and CIS Rest of Asia Latin America Oceania North America Western Europe Japan Aver. 0 5.515654965 0 2.019382897 14.6972288 5.515654965 0 2.019382897 14.6972288 0 0 0 2.019382897 14.6972288 4.534248828 0 2.019382897 15.31369173 4.534248828 0 2.019382897 15.31369173 0 0 0 2.019382897 15.31369173 4.292912953 0 2.019382897 18.54935446 4.292912953 0 2.019382897 18.54935446 0 0 0 2.019382897 18.54935446 3.559329663 0 2.019382897 33.49243912 3.559329663 0 2.019382897 33.49243912 0 0 0 2.019382897 33.49243912 2.451755765 0 2.019382897 38.30956343 2.451755765 0 2.019382897 38.30956343 0 0 0 2.019382897 38.30956343 2.251398739 0 2.019382897 39.16977105 2.251398739 0 2.019382897 39.16977105 0 0 0 2.019382897 39.16977105 0.296404965 0 2.019382897 59.33436589 0.296404965 0 2.019382897 59.33436589 0 0 0 2.019382897 59.33436589 0.153562819 0 2.019382897 93.89697853 0.153562819 0 2.019382897 93.89697853 0 0 0 2.019382897 93.89697853 -2.071185713 0 2.019382897 100 -2.071185713 0 2.019382897 100 0 2.019382897 Average Growth: 2.0%/Year Asia excl. Japan & China

Locations Locations

MERCER

# Germany Fiber Outlook:

- German fiber prices are trending down.
- Chip inventory levels across the country are at a very high level.
- Longer term, significant growth in world class sawmill's will provide additional residual chip sourcing opportunities for both Stendal and Rosenthal.
- Increased residual chip supply should put downward pressure on fiber prices


Sawmill industry – capacity growth forecast 2009/2010
Stendal
Rosenthal
Capacity in m³
1.000.000
500.000
0

LEGEND

current softwood capacity | softwood - capacity enlargement | new softwood sawmill | new hardwood sawmill

18

MERCER

# BC Mountain Pine Beetle:


Canfor Pulp
Cariboo Pulp
Kamloops Pulp
Tembec
Celgar
KELOWNA
CRANBROOK
LEGEND
SEVERITY OF ATTACK
High
Severe
Very Severe
Over run
Pulp Mill Location

## The situation is still evolving

- Modelling predicts 50% of the BC Lodgepole pine inventory will be dead by 2008 with 77% dead by 2014.
- Pine is approximately 20-30% of BC timber base and up to 50% of the Central Interior timber base is Lodgepole pine.
- Over Run regions in general are regions that have extensive volumes of pine
- Dead trees are beginning to have an impact on lumber processing efficiency. Debate is underway on how long sawmill's will be able to process the dead pine. It is estimated there will be a rapid drop beginning 2016.
- It is estimated, that an annual supply of 5.6 million m3 of residual chips will be lost in BC as a result of sawmill closures related to mountain pine.
- **Negative impact for Celgar from Mountain Pine Beetle is expected to be minimal.**

19

"EU & US energy strategies are the same in that they both are focused on achieving a secure, affordable and environmentally friendly supply" "Although each have a different approach to implement these strategies, the potential world wide impact on agricultural crops and forest biomass is similarly dramatic" Drivers of these strategies include high oil prices, conflicts with fossil fuel exporting countries and the fight against Global Warming Biomass energy has a unique fit regarding these drivers: Biomass is accepted as neutral with respect to carbon dioxide emissions Biomass is usually not suitable for transport over long distances, therefore grown within the region that it is utilized, hence secure and reliable. Biomass is believed to be abundant and cheap Presently bio-fuels such as Ethanol are produced mainly from agricultural crops and have significantly impacted markets such as corn. In the future cellulose ethanol will place similar global demands on wood markets. Biomass to Energy a Global Driver

Fire wood - (heating) Pellets - (heating/electricity) Biomass Electricity Syngas Ethanol / Bio-diesel Bio-energy Present 2020 Technology Discussion: Usage is generally regionalized due to transportation costs. Pellets have greater mobility but economics significantly impacted by transportation. Calorific value is not concentrated enough to compete with transporting other forms of energy Bio-fuels such as Ethanol are subsidy driven Technology Wood to automotive grade fuel Wood to syngas to gas turbine Wood to Ethanol Discussion: Technologies under varying degrees of development None to date have had any major impact on fiber supply Producing automotive grade fuels and ethanol from wood will allow biomass derived fuel to compete from a transport cost perspective Southern Hemisphere fiber cost advantage will come under pressure from energy producers Future

German Pellet Prices Prices for wood pellets 2007 (€/to) (delivery of 5 tons to a distance max. 50 km, all inclusive*) Average Max. price Min. price Average 2006 Source: C.A.R.M.E.N. Pellet prices are off the 2006 peak prices Most of the speculators who drove prices upwards over the short term have left the marketplace.

EU member states agreed to a binding target for renewable energy to achieve a 20% share of total EU energy output by 2020. In 2005 renewable sources accounted for 6% of total EU energy output Biomass was expected to account for 40% of target Objectives versus Reality Mismatch between European objectives and actual biomass supply. Estimated biomass forest reserves that could be may available for bio- energy is significantly overestimated. Basis of overestimate includes counting fiber such as bark and other harvest losses that are lost during harvesting as well actual fellings do not include unregistered felling numbers. Bio-energy In Europe Source: Dr. Udo Mantau: Woody Biomass Reserve

Biomass electricity projects should be a major benefit to Northern Hemisphere Pulp mills if there is a level playing field with other players for green electricity pricing. Pulp mills are the natural location for expanded biomass electricity production. Environmental footprint already exists with potential to actually reduce the footprint Pulp mills will use more of the heat energy produced by biomass. Utilizing biomass, Pulp mills with best available technology have a generation efficiency of heat and power of 85% versus 40% in conventional condensing electricity generation. Much of the existing infrastructure, systems and personnel are already in place Bio-energy should be considered an opportunity, not a threat for NBSK mills Renewable & Bio-energy Impact

Pulp Price History Quarterly Average RISI Price Delivered to Northern Europe CAD USD EURO 2000 2002 2001 2004 2003 2005 2006 2007

Leverage to Pulp

Currency Sensitivity: High Yield & Convertible Debt: 1 cent change in US/EUR FX results in approximately 2 million EUR mark to market change. Sensitivities: Interest Rate Sensitivity: Stendal Debt: Due to expiry of swaps to match the annual principal repayments the sensitivity of the interest rate swap to a 100 basis point shift in the interest rate curve diminishes over time. The following is the estimated valuation effect at different points in time1: 2008 approximate impact 23 million EUR 2009 approximate impact 22 million EUR 2010 approximate impact 20 million EUR 1Estimate based upon long term interest rate curves at a point in time and is subject to change.

New Assets Expanding Margins NBSK market continues to grow Declining fiber costs Mills are positioned globally adjacent to key markets Freight logical supplier Reduced currency risk Globally diversified market mix Growth Focused Mercer Summary

Restricted Group Overview Income Statement (In Millions of EUR) LTM Ended June 30, 2007 Revenue 395.6 Operating EBITDA 79.3 % Margin 20% Restricted Group Ratios LTM Ended June 30, 2007 LTM Ended June 30, 2006 Fixed Charge Coverage1 2.696 1.026 Senior Debt / EBITDA 3.52 9.90 Balance Sheet (In Millions of EUR) Ended June 30, 2007 Cash & Equivalents 40.0 Working Capital 98.6 Total Assets 628.4 Long term Debt 291.6 Equity 252.6 1 Calculated as per Indenture Covenant